AMENDMENT TO SERVICE AGREEMENT

       maxxZone.com, Inc. - Maxxplay Enterprises, Inc.

Maxxplay Enterprises, Inc.
("Maxxplay")

and

maxxZone.com, Inc.
("MaxxZone")

This  Amendment to Service Agreement (the "Agreement")
entered into  as of  December  18th, 2001, by and between
Maxxplay  Enterprises Inc,  a  company incorporated under
the laws of the  State  of Nevada  ("Maxxplay"), and
maxxZone.com Inc.,  a  company  also incorporated   under
the  laws  of  the  State   of   Nevada, ("MaxxZone"),
(hereinafter the "Parties") is made on May 22, 2002.

                          RECITALS

The parties desire to amend the Agreement as set forth herein.

ACCORDINGLY, for good and valuable consideration, and in further consideration of the forgoing and the mutual covenants, agreements, representations and warranties herein contained, the Parties hereby agree as follows:

Article 1. SERVICES is amended and restated in its entirety as follows:

Maxxplay shall provide Maxxzone on a needs basis, all management services as necessary to implement
Maxxzone's business plan as outlined in Maxxzone's registration statement on Form 10-SB, including furnishing Mr. Becker to act as Maxxzone's president and director until the establishment of a permanent management team.

In addition, Schedule A inadvertently omitted from the Agreement is hereby agreed to be added to the agreement and shall read as follows: The Maxx Axxess Program described in the Maxxzone registration statement on Form 10-SB.

All other provisions of the service agreement shall remain in full force and effect. In the event of a conflict between the terms of the original service agreement and this amendment, the terms of this amendment shall control.


IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Agreement as of the day and year first above written.


     For and on behalf of
     Maxxplay Enterprises, Inc.

     By:  /s/ Roland Becker
         --------------------
         Roland Becker, President


     For and on behalf of
     maxxZone.com, Inc.

     By:  /s/ Roland Becker
         -------------------
         Roland Becker
         President